EXHIBIT 10.10

THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES INTO WHICH THE SECURITIES REPRESENTED HEREBY ARE CONVERTIBLE, HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE AND FOREIGN SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES, AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE, MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Issue Date: October 3, 2014

U.S. $400,000

12% CONVERTIBLE NOTE
(NON-U.S. AND INTERNATIONAL HOLDERS)

FOR VALUE RECEIVED, REVENUE.COM CORPORATION (the “Company”) promises to pay to [SUBSCRIBER NAME] or its registered assigns (the “Holder”), the principal sum of FOUR HUNDRED THOUSAND DOLLARS  ($400,000) in lawful currency of the United States (the “Principal Amount”) on October 3, 2015 or such earlier date as this Note may be permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding Principal Amount of this Note at a rate of 12% per annum, subject to Section 3.1 below, payable on the earlier of: (i) the Conversion Date (as defined herein) and (ii) the Maturity Date (except that, if any such date is not a Business Day (as defined herein), then such payment shall be due on the next succeeding Business Day) in cash.  Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Issue Date until payment in full of the Principal Amount, together with all accrued and unpaid interest (“Accrued Interest”) and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to the Principal Amount converted, provided that the Company in fact delivers the Conversion Shares (as defined herein). The Company may prepay any portion of the Principal Amount without the prior written consent of the Holder subject to the prepayment terms and conditions set out in Section 5 hereto.

This Note is subject to the following additional provisions:

1.

Subscription Agreement

This Note has been issued pursuant to a subscription agreement between the Company and the Holder dated September 23, 2014 (the “Subscription Agreement”) pursuant to which the Holder purchased this Note, and this Note is subject in all respects to the terms of the Subscription Agreement and incorporates the terms of the Subscription Agreement to the extent that they do not conflict with the terms of this Note.  This Note may not be transferred or exchanged.

2.

Events of Default

2.1

“Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(a)

if there occurs any: (i) default in the payment of any amounts owning under this Note, the Subscription Agreement or the General Security Agreement when the same becomes due hereunder or thereunder, or (ii) if the Company makes default in the observance or performance of something required to be done or some covenant or condition required to be observed or performed herein, in the Subscription Agreement or in the General Security Agreement and, in the case of either (i) or (ii), if such default is capable of being cured by the Company, the same is not cured within 15 calendar days (or, if such default is capable of being cured by the Company but not within such period of time and the Company has commenced taking action to cure such default within such period of time and diligently and in good faith continues taking such action, such greater period of time, not exceeding an additional 15 calendar days as may be necessary to cure such default); or

(b)

if: (i) the Company or any of its subsidiaries, if and when applicable (each a “Subsidiary”) shall commence, or there shall be commenced against the Company or any Subsidiary, a case under any applicable bankruptcy or insolvency laws as are now or hereafter in effect or any successor thereto, (ii) the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary; (iii) there is commenced against the Company or any Subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; (iv)  the Company or any Subsidiary is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered; (vi) the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; (vii) the Company or any Subsidiary makes a general assignment for the benefit of creditors; (viii) the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (ix) the Company or any Subsidiary shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; (x) the Company or any Subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (xi) any corporate or other action is taken by the Company or any Subsidiary for the purpose of effecting any of the foregoing.

2.2

If any Event of Default occurs, subject to any cure period, the full Principal Amount, together with Accrued Interest and other amounts owing in respect thereof to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash.  Upon payment of the full Principal Amount, together with Accrued Interest and other amounts owing in respect thereof, in accordance herewith, this Note shall promptly be surrendered to or as directed by the Company.  The Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it.  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

3.

Conversion

3.1

This Note, along with all Accrued Interest, will be converted into Conversion Shares on the date (the “Conversion Date”) that the Company’s registration statement on Form S-1 to be filed in connection with the proposed acquisition of Virurl, Inc., as described in a letter of intent between the Company and Virurl, Inc. dated April 12, 2014 (the “Letter of Intent”), is declared effective by the Securities and Exchange Commission.

3.2

The number of Conversion Shares issuable upon a conversion of the Principal Amount under this Note shall be determined by the quotient obtained by dividing (x) by (y) where (x) is equal to the Principal Amount and (y) is the Conversion Price (as defined herein).

3.3

3.4

The number of Conversion Shares issuable upon a conversion of any Accrued Interest shall be determined by the quotient obtained by dividing (x) by (y) where (x) is equal to the amount of Accrued Interest to be converted and (y) is the Conversion Price.

3.5

Not later than five Trading Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates representing the Conversion Shares (bearing such legends as may be required by applicable law and those required by the Subscription Agreement) representing the aggregate number of Conversion Shares being acquired.

3.6

The conversion price (the “Conversion Price”) in effect on the Conversion Date shall be equal to $0.125 per Conversion Share.

3.7

The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock such number of shares as is necessary in order to ensure that a sufficient number are available for the purpose of issuance of Conversion Shares upon conversion of this Note, free from pre-emptive rights or any other actual contingent purchase rights of Persons other than the Holder. The Company covenants that all Conversion Shares shall, upon issue, be duly and validly authorized, issued and fully paid and non-assessable.

3.8

Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of any Conversion Shares, and the number of Conversion Shares shall be rounded down to the nearest whole number.

3.9

If the Company, at any time while this Note is outstanding: (a) pays a stock dividend or otherwise makes a distribution or distributions in shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivides outstanding shares of Common Stock into a larger number of shares, (c) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

3.10

The Holder acknowledges and agrees that it is a condition to the issuance of the Conversion Shares that all Conversion Shares will be placed into escrow with Clark Wilson LLP for a period of 12 months from the date of issuance of the Conversion Shares subject to the terms of a Pooling Agreement (to be negotiated by the Company and the Holder in good faith and acting reasonably) to be entered into between the Company and the Holder in connection with and as a condition to the issuance of the Conversion Shares.

4.

Security

As security for the obligations of the Company to the Holder pursuant to this Note, the Holder has entered into a General Security Agreement with the Company.

5.

Prepayment

Subject to the conversion right of the Holder, the Company may, from time to time at its option, upon ten (10) days’ prior written notice (a “Prepayment Notice”) to the Holder, prepay (each a “Prepayment”) all or part of the Principal Amount of this Note (with all Accrued Interest thereon) prior to the Maturity Date. The Prepayment (less any tax required to be withheld by the Company) shall be paid by cheque or by such other reasonable means as the Company deems desirable. The mailing of such cheque from the Company’s registered office, or the payment by such other reasonable means as the Company deems desirable, on or before the prepayment date shall be deemed to be payment on the Prepayment date unless the cheque is not paid upon presentation or payment by such other means is not received. Notwithstanding the foregoing, the Company shall be entitled to require at any time, and from time to time, that the Prepayment be paid to the Holder only upon presentation and surrender of the Note at the registered office of the Company or at any other place or places designated by the Prepayment Notice.  If only a part of the Principal Amount of this Note is to be prepaid, a new certificate for the balance of the Principal Amount shall be issued at the expense of the Company.

At any time after a Prepayment Notice is given, the Company shall have the right to deposit the amount of the Prepayment with any chartered bank or banks or with any trust company or trust companies in British Columbia named for such purpose in the Prepayment Notice to the credit of a special account or accounts in trust for Holder, to be paid to it upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing this Note. Upon such deposit or deposits being made or upon the prepayment date, whichever is later, this Note shall be and be deemed to be paid and the rights of the Holder shall be limited to receiving, without interest, the amount so deposited.  Any interest allowed on such deposit or deposits shall accrue to the Company.

6.

Notices

Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing, sent by a nationally recognized overnight courier service or by facsimile, addressed to the Company, Attn: President, c/o 900-885 West Georgia Street, Vancouver, British Columbia V6C 3H1, facsimile: 604-687-6314, or such other address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of such Holder appearing on this Note or on the books of the Company, or if no such facsimile telephone number or address appears, at the address of the Holder to which this Note was delivered.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Pacific Standard Time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Pacific Standard Time) on any date and earlier than 11:59 p.m. (Pacific Standard Time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

7.

Definitions

For the purposes hereof, in addition to the terms defined elsewhere in this Note: (i) capitalized terms not otherwise defined herein have the meanings given to such terms in the Subscription Agreement, and (ii) the following terms shall have the following meanings:

(a)

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of Nevada are authorized or required by law or other government action to close;

(b)

“Common Stock” means the common stock, par value $0.001 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed;

(c)

“Conversion Date” has the meaning set forth in Section 3.1 hereof;

(d)

“Conversion Price” has the meaning set forth in Section 3.5 hereof;

(e)

“Conversion Share” means shares of the Company’s Common Stock into which the Principal Amount or the Accrued Interest, as applicable, be converted;

(f)

“General Security Agreement” means the General Security Agreement entered into between the Subscriber and the Company which secures the obligations of the Company under this Note in favor of the holders of the notes issued pursuant to the Offering;

(g)

“Issue Date” shall have the meaning shown on the first page of this Note;

(h)

“Offering” has the meaning set out in the subscription agreement between the Company and the Holder of even date;

(i)

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency;

(j)

“Prepayment” has the meaning set out in Section 5 hereto;

(k)

“Prepayment Notice” has the meaning set out in Section 5 hereto;

(l)

“Subscription Agreement” means the Subscription Agreement, dated as of September , 2014, to which the Company and the Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms; and

(m)

“Trading Day” means a day on which the shares of Common Stock are traded on a trading market on which the shares of Common Stock are then listed or quoted, provided, that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

8.

Replacement of Note if Lost or Destroyed

If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the Principal Amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

9.

Governing Law

All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

10.

Waivers

Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note.  Any waiver must be in writing.

11.

Usury

If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the Principal  Amount of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

12.

Next Business Day

Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

IN WITNESS WHEREOF, the Company has caused this Convertible Note to be duly executed by a duly authorized officer as of the date first above indicated.

REVENUE.COM CORPORATION

Per:

/s/ Paul Dillman

Authorized Signatory

Name:

Paul Dillman

Title:

President and Chief Executive Officer